                       SECURTIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report:  June 21, 2000


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                     EXHIBITS

         Delaware                    33-80055                  38-2748796
         --------                    --------                  ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended June 15, 2000, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

          The invested amount of Series 1996-1 is now zero and the Volkswagen Credit Auto Master Trust has terminated pursuant to Section 12.01 of the pooling and servicing agreement relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       Designation      Description                   Method of Filing
       -----------      -----------                   ----------------
       Exhibit 20       Report for the month ended    Filed with this report.
                        June 15, 2000 provided to
                        Citibank, N.A., as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Volkswagen Credit Auto Master Trust



                                             By:  Volkswagen Credit Auto
                                                  Receivables Corporation


                                             By:   /s/ Timothy J. Flaherty
                                                 ____________________________
                                                    Timothy J. Flaherty

Volkswagen Credit Auto Master Trust 1996-1UserFinancial Printing GroupVolkswagen Credit Auto Master Trust 1996-1
--------------------------------------------------------------------------------


                  Distribution Date Statement: June 15, 2000


a.       Aggregate Amount of Collections                                                     $391,824,171.72
         Aggregate Amount of Interest Collections                                            $  5,330,141.93
         Aggregate Amount of Principal Collections                                           $386,494,029.79
         Investment Proceeds                                                                 $  1,003,841.54

b.       Series Allocation Percentage                                                                 100.00%
         Floating Allocation Percentage                                                                50.24%
         Fixed Allocation Percentage                                                                    0.00%

c.       Total Amount Distributed on Series 1996-1                                           $377,143,763.02

d.       Amount of Such Distribution Allocable to Principal on 1996-1                        $375,000,000.00

e.       Amount of Such Distribution Allocable to Interest on 1996-1                         $  2,143,763.02

f.       Investor Default Amount                                                             $          0.00

g.       Draw Amount                                                                         $          0.00

h.       Investor Charge Offs                                                                $          0.00
         Amounts of Reimbursements                                                           $          0.00

i.       Monthly Servicing Fee                                                                          1.00%

j.       Expected Controlled Distribution Amount                                             $          0.00

k.       Invested Amount                                                                     $          0.00

l.       Pool Factor                                                                                    0.00%

m.       Available Subordinated Amount                                                       $          0.00

n.       Reserve Fund Balance                                                                $          0.00

o.       Principal Funding Account Balance                                                   $          0.00
         Yield Supplement Account Balance                                                    $          0.00

VW CREDIT, INCUserFinancial Printing GroupVW CREDIT, INC. - SERVICER                                                  Page 1
15-Jun-00
                                                                          VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                                            Monthly Servicer Report Input and Summary Page
------------------------------------------------------------------------------------------------------------------------------


TRANSACTION SUMMARY
----------------------------------------------------------------
                                                                         From           To      Days
                                                                   ----------------  ---------  ----
Current Interest Period                                                  5/15/2000   6/14/2000    31

Series Allocation Percentage                                                100.00%

Initial Principal Balance                                          $375,000,000.00
Outstanding Principal Balance                                      $          0.00
Principal Balance of Receivables for Determination Date            $743,636,423.25
Amount Invested in Receivables on Series Issuance Date             $375,000,000.00
Initial Invested Amount                                            $375,000,000.00
Invested Amount at the Beginning of Period                         $375,000,000.00
Invested Amount                                                    $          0.00
Required Subordinated Amount                                       $          0.00
Excess Funded Amount                                               $          0.00

Available Subordinated Amount (previous period)                    $109,485,826.98

Incremental Subordinated Amount (previous period)                  $  6,792,183.71

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
----------------------------------------------------------------

Yield Supplement Account Initial Deposit                           $  1,875,000.00
Yield Supplement Account Beginning Balance                         $  1,875,000.00
Yield Supplement Account Required Amount                           $          0.00

Reserve Fund Initial Deposit                                       $  1,875,000.00
Reserve Fund Required Amount                                       $          0.00
Reserve Fund Beginning Balance                                     $  1,875,000.00


Outstanding Carryover Amount - Beginning Balance                   $          0.00
Yield Supplement Account Draw Amount                               $          0.00
Outstanding Carryover Amount - Ending Balance                      $          0.00
Yield Supplement Account Balance - Ending Balance                  $          0.00
Yield Supplement Account Required Deposit Amount                   $          0.00

Reserve Fund Draw Amount                                           $          0.00
Reserve Fund Ending Balance                                        $          0.00

Reserve Fund Required Deposit Amount                               $          0.00

1-month LIBOR Rate (annualized)                                          6.4787500%
Certificate Coupon (annualized)                                          6.6387500%
Prime Rate (annualized)                                                  9.5000000%
Servicing Fee Rate (annualized)                                              1.000%
Excess Spread                                                            2.0212500%

TRUST PRINCIPAL RECEIVABLES
----------------------------------------------------------------

Pool Balance at the Beginning of Period                            $746,358,392.41
Pool Balance at the Ending of Period                               $763,215,877.46
Average Aggregate Principal Balance                                $754,787,134.94


Aggregate Principal Collections                                    $442,338,216.83

New Principal Receivables                                          $459,195,701.88
Receivables Added for Additional Accounts                          $          0.00
Investor Default Amount                                            $          0.00
Net Losses                                                         $          0.00
Monthly Interest Accrued, but not Paid                             $          0.00
Ineligible Receivables                                             $          0.00

Ineligible Receivables in Prior Collection Period                  $          0.00
Defaulted Receivables in Ineligible and Overconc. Accounts         $          0.00

MISCELLANEOUS DATA
----------------------------------------------------------------


Recoveries on Receivables Written Off                              $          0.00
Spread Over Prime for Portfolio                                               0.16%
Weighted Average Interest Rate                                                9.66%


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
 --------------------------------------------------------------


 Net losses as a % of Avg. Receivables Balance (annualized)                 0.00%

 PORTFOLIO AND DEALERSHIP STATISTICS
 ------------------------------------------------------------

 Used Vehicle Receivables' Balance                               $ 41,049,809.74
 Used Vehicle Percentage                                                   5.379%
 Used Vehicle Percentage During Last Collection Period                     5.699%
 Early Amortization Event?                                             NO
 Largest Dealer or Dealer Affiliation Balance                    $ 29,107,488.74
 Largest Dealer Percentage                                                 3.900%

 Aggregate Principal Amount of Receivables of Dealers over 2%    $ 13,199,145.71
 Aggregate % Principal Amount of Receivables of Dealers over 2%            1.729%

 SUMMARY OF COLLECTIONS
 ------------------------------------------------------------

 Aggregate Amount of Collections                                 $391,824,171.72
 Aggregate Amount of Interest Collections                        $  5,330,141.93

 Investment Proceeds                                             $  1,003,841.54
 Aggregate Amount of Principal Collections                       $386,494,029.79
 Asset Receivables Rate                                                    8.645%
 Use Asset Receivables Rate?                                           NO
 Carryover Amount (this Distribution Date)                                   N/A
 Total Carryover Amount                                                      N/A

 PAYMENT RATE INFORMATION
 ------------------------------------------------------------

 Monthly Payment Rate                                                      58.60%
 Previous Collection Period Monthly Payment Rate                           51.44%
 Monthly Payment Rate 3 months ago                                         51.27%
 3-month Average Payment Rate                                              53.77%
 12-month Minimum Payment Rate                                             51.27%
 Early Amortization Event?                                             NO

 ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
 ------------------------------------------------------------

 Extend Revolving Period?                                              NO
 Last Day of Revolving Period                                           03/31/00
 Invested Amount as of Last Day of Revolving Period              $          0.00
 Accumulation Period Length (months)                                           2
 First Accumulation Date                                                04/01/00
 Expected Final Payment Date                                            06/15/00
 Required Participation Percentage                                          4.00%
 Principal Funding Account Balance                               $          0.00

 Principal Payment Amount                                        $375,000,000.00
 Controlled Deposit Amount                                       $          0.00

 TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 ------------------------------------------------------------

 Certificateholders
 ------------------------------------------------------------
 i.    Monthly Interest Distribution                             $  2,143,763.02
 ii.   Monthly Servicing Fee Distribution                        $    312,500.00
 iii.  Reserve Fund Deposit Amount Distribution                  $          0.00
 iv.  Investor Default Amount Distribution                       $          0.00
 v.  Outstanding Carryover Amount Distribution                   $          0.00
 vi. Yield Supplement Account Deposit Amount Distribution        $          0.00
                                                                 ---------------
 Excess Servicing                                                $    221,811.27

 Excess Servicing (Previous Period)                              $    356,474.19


 DEFICIENCY AMOUNT
 ------------------------------------------------------------

 Deficiency Amount                                               $           0.0
 Draw Amount                                                     $           0.0

VW CREDIT, INC. --SERVICER
15-Jun-00

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                     Summary
                                     -------




                    Collections                        Accrual     Distribution
                ------------------                  ---------------------------
From:                    15-May-00
To:                      14-Jun-00
Days:                           31

LIBOR Rate               6.4787500%
(1 month)

Series #                         1   Active
VCI Rating:             N/A


TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
----------------
                           Series                                    Excess      Required          Required       Outstanding
Series         Series    Allocation      Invested    Subordinated    Funded    Participation     Participation    Certificate
Number          Name     Percentage       Amount        Amount       Amount     Percentage          Amount          Balance
--------------------------------------   --------    ------------    ------    -------------     -------------    -----------

          Trust                             $0.00           $0.00     $0.00         N/A               $0.00
        1 Series 1996-1    100.00%          $0.00           $0.00     $0.00        4.00%              $0.00         $0.00

VW CREDIT, INCUserFinancial Printing GroupVW                              Page 3
 CREDIT, INC. -- SERVICER
15-Jun-00
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
-------------------------------------------------------------------------------

INITIAL AMOUNTS                                                                     EXCESS SPREAD
-----------------------------------------------                                      CALCULATION
Initial Invested Amount                            $375,000,000.00               Weighted Average Rate Charged to    9.66%
                                                                                 Dealers
Invested Amount                                    $          0.00               LIBOR                               6.48%
Controlled Accumulation Amount                     $          0.00               Certificate Rate (LIBOR+16 b.p.)    6.64%
Required Subordinated Amount                       $          0.00               Servicing Fee Rate                  1.00%
Annualized Servicing Fee Rate                                 1.00%              Investor Net Losses                 0.00%
                                                                                                                     ----
First Controlled Accumulation Date                 01-Apr-00                     Excess Spread                       2.02%
Accumulation Period Length (months)                              2
Expected Final Payment Date                           15-Jun-00
Initial Settlement Date                                  28-Mar-96
Required Participation Percentage                             4.00%
Subordinated Percentage                                      14.29%


SERIES 1996-1 MONTHLY REPORTING
-----------------------------------------------
                                                                                                 Required           Excess
                                                    Series 1996-1         Invested             Subordinated        Funding
Principal Receivables                                   Total              Amount                 Amount            Amount
-----------------------------------------------    ---------------     ---------------     --------------------    --------
Series Allocation Percentage                                100.00%
Beginning Balance                                  $375,000,000.00     $375,000,000.00           $60,260,528.90       $0.00
  Floating Allocation Percentage                             50.24%              50.24%
  Fixed Allocation Percentage                                 0.00%

Principal Collections                              $386,494,029.79     $386,494,029.79             N.A.              N.A.
New Principal Receivables                           459,195,701.88     $459,195,701.88             N.A.              N.A.
Principal Default Amounts                          $          0.00     $          0.00             N.A.              N.A.
Receivables Added for Additional Accounts          $          0.00     $          0.00             N.A.              N.A.
Controlled Deposit Amount                          $          0.00     $187,500,000.00             N.A.              N.A.
Principal Allocation Percentage
"Pool Factor"                                           0.00000000%

Ending Balance                                     $          0.00     $          0.00           $         0.00       $0.00
  Floating Allocation Percentage                              0.00%               0.00%


Non-Principal Receivables
-----------------------------------------------

Interest Collections                               $  2,678,074.29
Recoveries on Receivables Written Off              $          0.00
Investment Income                                  $  1,003,841.54

VW CREDIT, INCUserFinancial Printing                                   Page 4
 GroupVW CREDIT, INC. -- SERVICER
15-Jun-00

VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

SERVICING CERTIFICATE
----------------------------------------

Subordinated Amount & Reserve Fund                         Current                   Previous
----------------------------------------            ---------------------       ------------------
Available Subordination Amount (Previous)                 $109,485,826.98          $109,204,304.74
  Required Subordination Draw Amount                      $          0.00          $          0.00
  Reserve Fund Funds to Inv. Default Amount               $          0.00          $          0.00
  Excess Servicing (Previous Period)                      $    356,474.19          $    281,522.24
                                                          ---------------          ---------------
(a) Available Subordinated Amount?                        $109,842,301.17          $109,485,826.98

(b) Available Subordinated Amount?                        $          0.00          $ 53,571,428.57

Available Subordinated Amount                             $          0.00          $ 60,363,612.28

Incremental Subordinated Amount                           $          0.00          $  6,792,183.71
  Overconcentration Amount                                $          0.00          $ 11,649,087.73

Beginning Reserve Fund Balance                            $  1,875,000.00          $  1,875,000.00
Reserve Fund Required Balance                             $          0.00          $  1,875,000.00
Reserve Fund Draw                                         $          0.00          $          0.00
Reserve Fund Required Deposit                             $          0.00          $          0.00
Reserve Fund Deposit Amount                               $          0.00          $          0.00
Reserve Fund Release                                       ($1,875,000.00)         $          0.00
Ending Reserve Fund Balance                               $          0.00          $  1,875,000.00

Required Interest Distributions
----------------------------------------

Available Interest Collections                            $  5,330,141.93          $  5,403,208.35
  Certificateholder Interest Collections                  $  2,678,074.29          $  2,714,785.75
  Subordinate Interest Collections                        $    430,352.46          $    436,998.07
Investment Income                                         $  1,003,841.54          $          0.00
Reserve Fund Balance                                      $          0.00          $  1,875,000.00
                                                          ---------------          ---------------
Total Interest  Available                                 $  4,112,268.29          $  5,026,783.82

Interest Shortfall                                        $          0.00          $          0.00
Additional Interest                                       $          0.00          $          0.00
Carry-over Amount                                         $          0.00          $    643,757.11
Carry-over Shortfall                                      $          0.00          $          0.00
Additional Carry-over Shortfall                           $          0.00          $          0.00

Monthly Servicing Fee                                     $    628,989.28          $    621,965.33
Investor Monthly Servicing Fee                            $    312,500.00          $          0.00